================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 18, 2005


                            ------------------------


                                 XL CAPITAL LTD
             (Exact name of registrant as specified in its charter)


                            ------------------------


        Cayman Islands                1-10809                98-0191089
(State or other jurisdiction        (Commission           (I.R.S. Employer
      of incorporation)             File Number)         Identification No.)

             XL House, One Bermudiana Road, Hamilton, Bermuda HM 11
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (441) 292 8515

                                 Not Applicable
          (Former name or former address, if changed since last report)

                            ------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 1.01. Entry into a Material Definitive Agreement.

     On February 18, 2005, XL Re Ltd, a company organized under the laws of Bermuda and wholly-owned subsidiary of XL Capital Ltd, a Cayman Islands exempted limited company (the "Registrant"), entered into an Agreement of Amendment (the "Amendment") to the Revolving Credit and Security Agreement, dated as of February 25, 2003 (the "Credit Agreement"), among XL Re Ltd, as Borrower, CAFCO, LLC (formerly Corporate Asset Funding Company, Inc.), CRC Funding, LLC (formerly Corporate Receivables Corporation), CHARTA, LLC (formerly CHARTA Corporation) and CIESCO, LLC (formerly CIESCO, L.P.), as Lenders, Citibank, N.A. and the other Secondary Lenders from time to time parties thereto, as Secondary Lenders, and Citicorp North America, Inc., as Agent.

     The Credit Agreement, as previously amended, had set the date of the Secondary Lender Stated Expiration Date (as defined in the Credit Agreement) as February 18, 2005, unless extended in accordance with the terms thereof. The Amendment amends the definition of "Secondary Lender Stated Expiration Date" in the Credit Agreement by replacing the date "February 18, 2005" set forth therein with the date "February 16, 2006."

     The Amendment also amends the Credit Agreement to permit each of the Secured Parties (as defined in the Credit Agreement) to disclose XL Information (as defined in the Credit Agreement) to any actual or potential subordinated investor in any Conduit Lender (as defined in the Credit Agreement) or liquidity provider if such investor or liquidity provider has signed a confidentiality agreement with terms that are substantially similar to the terms of Section 9.09(c) of the Credit Agreement and otherwise in accordance with the terms thereof. A copy of the Amendment is attached hereto as Exhibit 10.2 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits. The following exhibits are filed herewith:


      Exhibit No.         Description
      -----------         -----------

          10.1 Agreement of Amendment, dated as of February 23, 2004, to the Revolving Credit and Security Agreement, dated as of February 25, 2003, among XL Re Ltd, as Borrower, CAFCO, LLC (formerly Corporate Asset Funding Company, Inc.), CRC Funding, LLC (formerly Corporate Receivables Corporation), CHARTA, LLC (formerly CHARTA Corporation) and CIESCO, LLC (formerly CIESCO, L.P.), as Lenders, Citibank, N.A. and the other Secondary Lenders from time to time parties thereto, as Secondary Lenders, and Citicorp North America, Inc., as Agent.

          10.2 Agreement of Amendment, dated as of February 18, 2005, to the Revolving Credit and Security Agreement, dated as of February 25, 2003, among XL Re Ltd, as Borrower, CAFCO, LLC (formerly Corporate Asset Funding Company, Inc.), CRC Funding, LLC (formerly Corporate Receivables Corporation), CHARTA, LLC (formerly CHARTA Corporation) and CIESCO, LLC (formerly CIESCO, L.P.), as Lenders, Citibank, N.A. and the other Secondary Lenders from time to time parties thereto, as Secondary Lenders, and Citicorp North America, Inc., as Agent.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 23, 2005

                                    XL CAPITAL LTD
                                        (Registrant)


                                    By:   /s/ Christopher V. Greetham
                                          ------------------------------------
                                          Name:   Christopher V. Greetham
                                          Title:  Executive Vice President,
                                                  Chief Investment Officer